UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2017

Date of reporting period :	December 1, 2016 — November 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam High Yield Fund

Annual report
11 | 30 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PHYIX

Putnam
High Yield
Fund

Annual report
11 | 30 | 17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

January 11, 2018

Dear Fellow Shareholder:

Investor sentiment remained positive through most of 2017, helping to keep financial markets on a steady course. While bond market performance was a bit uneven, global stock markets generally made solid advances with low volatility. However, we enter the new year mindful of a number of risks that could disrupt the positive momentum.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the “lost decade” in 2000, high-yield bonds have outpaced stocks by a significant margin, and they have done so with a fraction of the volatility. For investors concerned about the risk entailed in today’s equity markets, high-yield bonds may be worth considering.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors’ perceptions of the health of the underlying corporate issuer, rather than on rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversifiedp ortfolio.

2 High Yield Fund

Sources: S&P, JPMorgan, as of 12/31/17. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Recent broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 High Yield Fund

Interview with your fund’s portfolio manager

Paul D. Scanlon, CFA
Portfolio Manager

Paul is Co-Head of Fixed Income. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Paul, what were some of the key trends driving the performance of high-yield bonds during the period?

Corporate earnings improved throughout the period and were a major factor fueling strong 12-month performance for the asset class.

The market began the period on a robust note, advancing 2.20% in December 2016. Positive fundamental implications of higher oil prices and potentially supportive fiscal and regulatory policy changes by the incoming Trump administration bolstered high yield. The rally continued in January and February, driven by investor optimism despite few specifics on the new administration’s plans for tax reform, deregulation, and infrastructure spending.

March was a volatile period for high yield, as the asset class declined for most of the month before recovering in the final week. The market was impacted by rhetoric from the Federal Reserve, declining oil prices, rising stock market volatility, and a failed effort by the United States Congress to repeal the Affordable Care Act. Later in the month, however, oil prices rebounded amid signs of growing U.S. demand and speculation that the Organization of

High Yield Fund 5

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 High Yield Fund

Petroleum Exporting Countries [OPEC] might extend its supply cuts.

The market’s uptrend resumed in April and May, aided by a favorable response to the presidential election outcome in France, strong corporate earnings, and optimism about the Trump administration’s policy agenda.

The asset class posted a solid gain in July, alongside a sharp climb in oil prices, positive second-quarter corporate earnings, a benign interest-rate backdrop, fresh record highs for stocks, and light new issuance. In September, high yield benefited from receding geopolitical tensions, optimism surrounding the release of a tax plan by Congressional Republicans, and a firmer backdrop for energy bonds.

The high-yield market generated modestly positive performance during the final months of the period, despite bouts of sector-specific volatility and withdrawals from retail funds. In November, oil prices reached a 12-month high when OPEC and Russia agreed to extend their current supply agreement through the end of 2018. This development, along with strong third-quarter earnings, slow-but-steady progress on U.S. tax reform, and reduced new-issuance helped the market maintain its generally positive tenor.

From a credit perspective, lower-quality bonds outperformed the market, reflecting a continuation of the favorable environment for riskier assets. Higher-quality BB-rated credits were the weakest relative performers, but still posted a solid total return of 8.33%.

Gains were broad-based across industries, led by utilities (+14%), transportation (+13%), and chemicals (+13%). By contrast, retail (+1%) was the biggest laggard, as the sector was weighed down by concerns about shifting consumer shopping preferences.

The fund trailed its benchmark but slightly outpaced the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Generally speaking, we take a fairly conservative approach to credit risk. Historically, during periods when market gains are led by lower-quality securities — as was the case during the past 12 months — the fund has generated a solid absolute return but has tended to lag the benchmark.

From a sector perspective, security selection in financials, along with overweight allocations in housing, and gaming, lodging & leisure, helped relative results. On the downside, overall positioning in energy and health care, as well as an underweight in services, hampered performance versus the benchmark.

Also, an allocation to floating-rate bank loans was a detractor for the period, as the asset class posted a positive return but lagged the fund’s high-yield benchmark.

Which individual holdings aided relative performance?

Favorable earnings at auto financing company Ally Financial and computer chip maker Tower Semiconductor bolstered the performance of our investments in those firms.

An overweighting in Scientific Games, a maker of lottery terminals and slot machines, was also among our top relative contributors. The firm benefited from contract renewals and a recovery in resort markets, including Las Vegas and Macau.

Which investments detracted versus the benchmark?

Investments in for-profit hospital operator Community Health Systems and cosmetics manufacturer Revlon worked against relative performance, as both firms struggled with weak revenues and earnings.

High Yield Fund 7

What is your outlook for the high-yield market over the coming months?

We evaluate the high-yield market through three lenses: fundamentals, valuation, and “technicals,” or the balance of supply and demand. As of period-end, we thought the fundamental environment and technical backdrop were positive, and valuation was neutral.

Looking at fundamentals, high-yield issuers’ credit metrics improved during the period, in our view, and we think corporate fundamentals are likely to remain strong. Issuer defaults have begun to creep higher, with forecasts for a 2% to 2.5% total default rate in 2018, which is still low based on longer-term history. At the same time, recovery rates have also risen.

Turning to valuation, high-yield credit spreads — the yield advantage high-yield bonds offer over comparable-maturity U.S. Treasuries — continued to compress during the period, and the average bond price within the index was close to par [face value]. As a result, the asset class is not compellingly cheap, but is in a range of fair value, in our view, given corporate fundamental strength. Against this backdrop, we think performance in 2018 will be driven by coupon income with limited capital appreciation potential.

As for technicals, we are not anticipating a significant spike in new supply. In light of new provisions governing corporate interest deductibility passed as part of U.S. tax reform, it’s possible that new-issue supply could sharply decline. If this happens, we think it could be

Credit quality comparison

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

8 High Yield Fund

beneficial for existing bonds, assuming the demand for yield persists.

How was the fund positioned in light of this outlook?

As always, we plan to maintain broad diversification across market sectors. From a credit-quality perspective, the majority of the fund’s holdings at period-end were in split BB-rated or B-rated bonds, which occupy the middle tier of high-yield credit quality. We increased the fund’s allocation to select CCC-rated credits where we had high conviction in the issuer’s prospects.

At the sector/industry level, we favored gaming, lodging & leisure, housing, chemicals, utilities, and financials. Conversely, we had a relatively negative view toward retail, given weak earnings trends and longer-term issues related to brick-and-mortar versus online sales. Consequently, we plan to continue our underweight exposure there. The fund also had lighter-than-benchmark exposure to services, technology, food & beverages, transportation, health care, consumer products, and telecommunications.

We modestly reduced the fund’s allocation to bank loans from roughly 7% of total assets early in the period to about 5% by the end of the period. Due to the large volume of refinancing occurring in the bank-loan market, loan credit spreads continued to tighten during the past 12 months. As a result, while we believe loans can provide the fund with a degree of ballast against market volatility, and their coupons adjust higher as market interest rates rise, we thought their value relative to high-yield bonds had diminished.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (3/25/86)
Before sales charge	7.39%	91.34%	6.70%	28.13%	5.08%	14.48%	4.61%	8.11%
After sales charge	7.25	83.69	6.27	23.00	4.23	9.90	3.20	3.79
Class B (5/16/94)
Before CDSC	7.15	80.39	6.08	23.42	4.30	11.75	3.77	7.30
After CDSC	7.15	80.39	6.08	21.49	3.97	8.86	2.87	2.30
Class C (3/30/07)
Before CDSC	6.58	77.51	5.91	23.36	4.29	11.67	3.75	7.18
After CDSC	6.58	77.51	5.91	23.36	4.29	11.67	3.75	6.18
Class M (12/1/94)
Before sales charge	7.11	86.80	6.45	26.68	4.84	13.61	4.34	7.90
After sales charge	6.99	80.72	6.10	22.56	4.15	9.92	3.20	4.39
Class R (3/30/07)
Net asset value	7.13	86.70	6.44	26.49	4.81	13.44	4.29	7.74
Class Y (12/31/98)
Net asset value	7.58	95.74	6.95	29.52	5.31	15.03	4.78	8.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 High Yield Fund

Comparative index returns For periods ended 11/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
JPMorgan Developed High
Yield Index	—†	121.44%	8.27%	36.23%	6.38%	19.18%	6.02%	9.72%
Lipper High Yield Funds
category average*	7.17%	86.72	6.41	26.96	4.86	13.52	4.30	8.04

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/17, there were 671, 579, 473, 308, and 19 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,039 and $17,751, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $18,072. A $10,000 investment in the fund’s class R and Y shares would have been valued at $18,670 and $19,574, respectively.

High Yield Fund 11

Fund price and distribution information For the 12-month period ended 11/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	12		12	12	12		12	12
Income	$0.309		$0.264	$0.266	$0.296		$0.297	$0.321
Capital gains	—		—	—	—		—	—
Total	$0.309		$0.264	$0.266	$0.296		$0.297	$0.321
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
11/30/16	$5.78	$6.02	$5.63	$5.61	$5.76	$5.95	$5.76	$6.05
11/30/17	5.93	6.18	5.77	5.74	5.91	6.11	5.90	6.22
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[1]	4.86%	4.66%	4.16%	4.18%	4.67%	4.52%	4.68%	4.82%
Current 30-day
SEC yield[2]	N/A	4.35	3.78	3.77	N/A	4.14	4.29	4.79

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (3/25/86)
Before sales charge	7.39%	91.89%	6.73%	26.87%	4.87%	16.53%	5.23%	6.75%
After sales charge	7.25	84.22	6.30	21.79	4.02	11.87	3.81	2.48
Class B (5/16/94)
Before CDSC	7.15	80.79	6.10	21.97	4.05	13.79	4.40	5.92
After CDSC	7.15	80.79	6.10	20.06	3.72	10.84	3.49	0.92
Class C (3/30/07)
Before CDSC	6.58	78.35	5.96	22.13	4.08	13.91	4.44	5.99
After CDSC	6.58	78.35	5.96	22.13	4.08	13.91	4.44	4.99
Class M (12/1/94)
Before sales charge	7.10	87.34	6.48	25.23	4.60	15.64	4.96	6.54
After sales charge	6.99	81.25	6.13	21.16	3.91	11.88	3.81	3.08
Class R (3/30/07)
Net asset value	7.12	86.93	6.46	25.04	4.57	15.47	4.91	6.38
Class Y (12/31/98)
Net asset value	7.58	96.59	6.99	28.48	5.14	17.37	5.48	7.16

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 High Yield Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/16*	1.07%	1.82%	1.82%	1.32%	1.32%	0.82%
Annualized expense ratio for the
six-month period ended 11/30/17†	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/17 to 11/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$5.17	$8.96	$8.96	$6.44	$6.43	$3.91
Ending value (after expenses)	$1,023.40	$1,020.00	$1,018.30	$1,022.40	$1,020.70	$1,023.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

High Yield Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/17, use the following calculation method. To find the value of your investment on 6/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$5.16	$8.95	$8.95	$6.43	$6.43	$3.90
Ending value (after expenses)	$1,019.95	$1,016.19	$1,016.19	$1,018.70	$1,018.70	$1,021.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 High Yield Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related

High Yield Fund 15

to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2017, Putnam employees had approximately $524,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 High Yield Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

High Yield Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions

18 High Yield Fund

may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

High Yield Fund 19

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out

20 High Yield Fund

of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 681, 575 and 455 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s

High Yield Fund 21

investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 High Yield Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Fund (the fund), including the fund’s portfolio, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 11, 2018

24 High Yield Fund

The fund’s portfolio 11/30/17

	Principal
CORPORATE BONDS AND NOTES (87.7%)*	amount	Value
Advertising and marketing services (0.4%)
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	$530,000	$542,588
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	3,289,000	3,469,895
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	760,000	801,800
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	1,824,000	1,915,200
		6,729,483
Automotive (0.5%)
IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡	2,365,000	2,394,563
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	5,235,000	5,421,523
		7,816,086
Broadcasting (2.6%)
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	3,210,000	3,378,525
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,735,000	1,715,395
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	4,650,000	4,719,750
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	2,385,000	2,420,775
iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19	3,750,000	2,784,375
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	7,290,000	7,454,025
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	6,145,000	6,313,988
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	2,310,000	2,457,263
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,868,000	4,922,765
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	1,420,000	1,405,800
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	1,705,000	1,739,100
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	1,754,000	1,707,958
		41,019,719
Building materials (1.4%)
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	2,909,000	3,068,995
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	5,298,000	5,544,622
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,760,000	1,896,752
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	3,355,000	3,531,138
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	2,185,000	2,272,400
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	5,361,000	5,521,830
		21,835,737

High Yield Fund 25

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Capital goods (7.3%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	$6,575,000	$6,788,688
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	3,865,000	4,024,431
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	655,000	660,731
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	5,910,000	6,449,288
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	2,540,000	2,699,004
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	2,985,000	3,124,455
Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	6,374,000	6,613,025
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	995,000	1,042,263
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	5,132,000	5,677,275
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	2,675,000	2,698,406
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	5,248,000	5,773,850
CD&R Waterworks Merger Sub, LLC 144A sr. unsec. notes
6.125%, 8/15/25	455,000	464,237
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	1,938,000	2,286,840
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24	3,281,000	3,286,086
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	9,720,000	9,950,850
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	4,840,000	5,094,100
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	3,320,000	4,288,165
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	6,406,000	7,286,825
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	4,445,000	4,511,675
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	2,267,000	2,408,688
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	1,755,000	1,755,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN BBA LIBOR USD
3 Month + 3.50%, 4.859%, 7/15/21	280,000	284,900
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	2,783,000	2,985,950
Tennant Co. 144A company guaranty sr. unsec. notes
5.625%, 5/1/25	2,455,000	2,559,338
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	2,131,000	2,226,895
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	2,288,000	2,333,760
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	3,967,000	4,254,608

26 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	$2,000,000	$2,041,200
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	4,058,000	4,118,870
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	1,291,000	1,320,048
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	2,770,000	2,749,225
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	1,626,000	1,638,195
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	3,710,000	3,765,650
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	760,000	809,689
		117,972,210
Chemicals (3.8%)
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	4,610,000	4,731,013
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	2,130,000	2,231,175
Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	2,510,000	2,990,038
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	3,140,000	2,935,900
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	2,324,000	2,422,770
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	1,781,000	1,947,969
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	845,000	893,588
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	5,325,000	5,245,125
CSTN Merger Sub, Inc. 144A company guaranty sr. notes
6.75%, 8/15/24	4,115,000	4,073,850
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	4,644,000	5,172,255
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	2,624,000	2,971,680
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	2,575,000	2,774,563
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	2,533,000	2,558,330
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	2,007,000	2,032,088
Platform Specialty Products Corp. 144A company guaranty sr.
unsec. notes 5.875%, 12/1/25	385,000	387,888
Platform Specialty Products Corp. 144A sr. unsec. notes
6.50%, 2/1/22	1,290,000	1,333,538
SPCM SA 144A sr. unsec. notes 4.875%, 9/15/25 (France)	2,860,000	2,895,750
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	2,200,000	2,296,250
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	1,215,000	1,263,600

High Yield Fund 27

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Chemicals cont.
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	$3,010,000	$3,152,975
Venator Finance SARL/Venator Materials Corp. 144A sr. unsec.
notes 5.75%, 7/15/25 (Luxembourg)	3,050,000	3,217,750
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	2,661,000	2,873,880
		60,401,975
Coal (0.1%)
Murray Energy Corp. 144A notes 11.25%, 4/15/21	3,229,000	1,792,095
		1,792,095
Commercial and consumer services (0.9%)
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	2,325,000	2,429,625
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)	3,865,000	4,125,888
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	3,573,000	3,787,380
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	675,000	683,438
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	3,895,000	4,050,800
		15,077,131
Communication services (8.6%)
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)	1,755,000	1,759,388
Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	5,505,000	5,243,513
Altice SA 144A company guaranty sr. unsec. notes 7.625%,
2/15/25 (Luxembourg)	2,335,000	2,130,688
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	470,000	502,900
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	2,018,000	2,068,450
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	2,040,000	2,087,818
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	5,488,000	5,734,960
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	1,799,000	1,866,463
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	4,130,000	4,274,550
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	300,000	319,500
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	3,060,000	3,061,897
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	2,122,000	2,129,958
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	5,556,000	5,944,920
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	1,220,000	1,220,000
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	5,465,000	5,326,667

28 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Communication services cont.
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	$1,050,000	$1,128,750
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	6,940,000	7,833,525
Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	1,245,000	1,199,558
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	4,770,000	4,626,900
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	2,410,000	2,428,075
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	983,000	754,453
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	2,882,000	2,283,985
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	546,000	508,463
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	7,506,000	7,280,820
Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	1,080,000	637,200
Neptune Finco Corp. 144A sr. unsec. unsub. notes
10.875%, 10/15/25	1,924,000	2,273,928
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	715,000	765,050
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	3,395,000	3,420,055
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	4,140,000	4,171,050
SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)	1,180,000	1,159,350
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	6,647,000	6,821,484
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	370,000	395,900
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	976,000	1,030,900
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	10,670,000	11,496,925
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	7,715,000	8,216,475
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	2,205,000	2,222,199
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	3,504,000	3,661,680
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	5,440,000	5,839,568
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	2,355,000	2,519,850
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	490,000	507,150
Unitymedia GmbH 144A company guaranty sr. notes 6.125%,
1/15/25 (Germany)	1,800,000	1,896,750
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	2,728,000	2,891,680
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	1,640,000	1,717,900

High Yield Fund 29

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Communication services cont.
Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 5.75%, 1/15/25 (United Kingdom)	$2,501,000	$2,557,273
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	3,454,000	2,331,450
		138,250,018
Construction (2.8%)
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	4,865,000	5,193,388
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	5,385,000	5,560,013
Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	2,036,000	2,295,590
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	5,320,000	5,546,100
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	3,580,000	3,790,504
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	850,000	901,000
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	1,215,000	1,272,713
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	1,714,000	1,773,990
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)	1,420,000	1,444,850
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	4,121,000	4,419,773
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	3,716,000	3,883,220
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	2,355,000	2,519,850
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	6,061,000	6,030,695
		44,631,686
Consumer (0.3%)
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	2,195,000	2,304,750
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	230,000	238,338
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	2,020,000	2,133,625
		4,676,713
Consumer staples (5.7%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	3,745,000	3,833,944
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	1,565,000	1,600,213
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	2,685,000	2,689,028
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	1,220,000	1,268,800
Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	1,335,000	1,415,100

30 High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.		amount	Value
Consumer staples cont.
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		$2,930,000	$2,986,754
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		3,465,000	3,490,988
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24		5,810,000	6,289,325
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		6,030,000	6,393,609
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		4,685,000	4,474,175
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		9,339,000	9,829,298
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		4,160,000	4,128,800
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	2,910,000	3,516,793
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		$2,557,000	1,444,705
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		4,995,000	5,194,800
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		6,930,000	7,077,263
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		2,765,000	2,923,988
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		2,765,000	2,896,338
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		1,780,000	1,821,652
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		3,385,000	3,562,713
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		861,000	890,059
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		2,845,000	2,866,338
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28		2,520,000	2,491,650
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25		1,830,000	1,920,585
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24		5,594,000	3,384,370
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21		1,086,000	862,013
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		2,980,000	2,756,500
			92,009,801
Energy (oil field) (0.5%)
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20		1,885,000	1,856,725
FTS International, Inc. 144A company guaranty sr. sub. FRN BBA
LIBOR USD 3 Month + 7.50%, 8.82%, 6/15/20		817,000	833,340
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21		1,219,000	1,244,904
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24		1,220,000	1,256,600
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F		2,190,000	219
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F		4,230,000	423

High Yield Fund 31

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Energy (oil field) cont.
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	$2,055,000	$2,155,181
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	645,000	643,388
		7,990,780
Entertainment (2.4%)
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	1,293,000	1,283,303
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	2,077,000	2,032,864
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	1,060,000	1,078,550
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	2,885,000	2,812,875
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	1,456,000	1,488,760
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	1,834,000	1,866,095
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	7,870,000	7,712,600
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20	2,375,000	2,497,099
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	1,795,000	1,937,469
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	1,590,000	1,637,700
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25	1,750,000	1,776,250
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	1,662,000	1,720,170
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	4,635,000	4,797,225
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	5,165,000	5,255,388
		37,896,348
Financials (8.0%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	3,730,000	3,785,950
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	2,824,000	2,958,140
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	9,237,000	12,227,479
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	2,865,000	3,140,728
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	3,337,000	4,571,690
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9.00%,
perpetual maturity (Spain)	2,000,000	2,052,500
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	1,010,000	1,119,838
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	635,000	722,376
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	495,000	543,880
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	6,275,000	6,745,625

32 High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.		amount	Value
Financials cont.
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22		$2,111,000	$2,256,131
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20		4,425,000	4,203,750
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25		3,190,000	3,381,400
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23		1,685,000	1,765,038
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21		560,000	567,700
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)		3,350,000	3,638,938
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		3,247,000	4,279,994
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		4,490,000	4,568,575
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		3,313,000	3,445,520
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)		2,044,000	2,128,315
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡		1,020,000	1,021,275
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21		4,303,000	4,475,120
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		2,045,000	2,147,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22		1,985,000	2,064,400
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20		558,000	574,740
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		1,757,000	1,796,533
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)		221,000	191,165
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		1,265,000	1,310,856
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R		1,215,000	1,228,669
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37		709,000	900,430
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	1,355,000	3,429,834
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)		$793,000	898,073
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		4,395,000	4,521,356
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R		1,370,000	1,465,900
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. 144A sr. unsec. bonds 4.50%, 1/15/28 R		1,100,000	1,093,125
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		1,087,000	1,103,305
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19		1,600,000	1,652,000
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21		2,232,000	2,310,120
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		3,705,000	3,889,509

High Yield Fund 33

		Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.		amount	Value
Financials cont.
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		$4,870,000	$6,264,038
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		1,800,000	1,907,550
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20		1,210,000	1,338,563
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.125%, 5/15/22		2,190,000	2,272,125
Starwood Property Trust, Inc. 144A sr. unsec. notes
4.75%, 3/15/25 R		3,010,000	2,998,713
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20		2,583,000	2,699,235
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18		3,089,000	2,841,880
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		3,092,000	3,130,650
VICI Properties 1, LLC/VICI FC, Inc. company guaranty notes
8.00%, 10/15/23		140,552	156,364
			127,786,345
Forest products and packaging (2.9%)
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24		6,541,000	6,884,403
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24		4,435,000	4,623,488
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		7,585,000	7,859,956
Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)		1,661,000	1,665,153
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25		3,804,000	3,918,120
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24		5,383,000	5,611,778
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)		4,540,000	4,812,400
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)		3,650,000	3,855,313
Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)		1,151,000	1,255,050
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27		395,000	450,300
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)		4,678,000	5,648,685
			46,584,646
Gaming and lottery (3.4%)
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		3,385,000	3,605,025
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26		1,095,000	1,193,550
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		4,280,000	4,595,650
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	5,154,000	4,139,699
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		$6,830,000	7,504,463
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		6,866,000	7,252,213
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		1,150,000	1,236,250

34 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Gaming and lottery cont.
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	$2,320,000	$2,407,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	5,220,000	5,259,150
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	10,239,000	11,275,699
Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	3,470,000	3,660,850
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	2,644,000	2,695,214
		54,824,763
Health care (6.3%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	5,170,000	5,027,825
AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	2,457,000	2,407,860
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	4,233,000	4,137,758
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	1,755,000	1,570,725
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	3,320,000	3,552,400
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	911,000	934,504
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	2,785,000	2,890,858
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	3,020,000	2,823,700
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	8,701,000	5,242,353
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	2,578,000	2,010,840
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada) (In default) †	4,400,000	418,000
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	875,000	680,313
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	5,845,000	4,588,325
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	2,248,000	1,753,440
Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	503,000	524,378
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	2,970,000	3,153,769
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	5,620,000	5,690,250
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	1,115,000	1,257,163
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	3,735,000	3,847,050
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	1,996,000	2,225,540
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	3,215,000	2,720,694
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	2,395,000	2,502,775
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	670,000	670,000

High Yield Fund 35

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Health care cont.
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	$6,020,000	$5,959,800
Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	4,229,000	4,340,011
Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	4,080,000	4,294,200
Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	2,030,000	2,131,500
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	3,585,000	3,764,250
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	1,743,000	1,725,570
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25	885,000	896,151
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	5,525,000	4,737,688
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	3,930,000	3,437,964
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	1,060,000	985,800
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	1,740,000	1,489,875
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	1,007,000	996,930
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	3,475,000	3,722,594
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	1,155,000	1,212,750
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	1,615,000	1,709,881
		102,035,484
Homebuilding (1.9%)
Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	4,130,000	4,207,438
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	1,750,000	1,827,263
CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,815,000	2,016,919
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	4,400,000	4,521,000
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	980,000	1,035,125
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 4/1/21	155,000	162,363
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	820,000	861,041
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	2,195,000	2,302,445
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	5,446,000	6,834,730
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 4.875%, 6/1/23	2,210,000	2,226,575

36 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Homebuilding cont.
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	$710,000	$740,175
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	2,941,000	3,168,045
		29,903,119
Lodging/Tourism (1.5%)
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	4,480,000	4,485,600
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	5,095,000	5,528,075
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	3,725,000	3,939,188
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	3,680,000	3,879,088
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	712,000	757,354
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	945,000	1,050,131
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	2,680,000	2,546,000
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	2,105,000	2,130,849
		24,316,285
Media (0.6%)
EMI Music Publishing Group North America Holdings, Inc. 144A sr.
unsec. notes 7.625%, 6/15/24	2,295,000	2,535,975
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	1,840,000	1,913,600
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	2,351,000	2,420,002
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	2,566,000	2,655,810
		9,525,387
Metals (4.6%)
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	1,645,000	1,599,763
Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	3,538,000	3,906,306
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	494,000	538,460
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	1,385,000	1,419,625
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	1,909,000	2,197,736
ArcelorMittal SA sr. unsec. unsub. notes 7.50%, 10/15/39 (France)	3,392,000	4,265,440
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	4,420,000	4,696,250
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	1,925,000	1,997,188
Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)	2,104,000	2,159,230
Constellium NV 144A sr. unsec. notes 6.625%, 3/1/25 (Netherlands)	1,685,000	1,790,313

High Yield Fund 37

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Metals cont.
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	$5,570,000	$5,932,050
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 4/1/23 (Canada)	790,000	835,425
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	2,379,000	2,468,213
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	3,320,000	3,623,116
Freeport-McMoRan, Inc. company guaranty sr. unsec. sub. notes
6.75%, 2/1/22 (Indonesia)	1,520,000	1,577,000
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	1,627,000	1,833,629
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	1,982,000	2,046,415
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	990,000	1,045,688
Northwest Acquisitions ULC/Dominion Finco, Inc. 144A notes
7.125%, 11/1/22	1,290,000	1,331,925
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	4,418,000	4,578,153
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	3,515,000	3,695,144
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	3,562,000	3,824,698
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	1,375,000	1,453,210
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	1,520,000	1,617,888
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	1,150,000	1,184,845
Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
4.125%, 9/15/25	930,000	932,325
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	1,340,000	1,407,000
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	1,180,000	1,191,800
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	480,000	541,800
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	3,760,000	3,948,000
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	3,552,000	3,978,240
		73,616,875
Oil and gas (10.1%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	4,745,000	5,231,363
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,210,000	1,261,425
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	2,159,000	2,212,975
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	1,350,000	1,383,750
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	1,774,000	1,929,225

38 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Oil and gas cont.
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	$1,135,000	$1,081,088
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	2,113,000	1,912,265
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	1,672,000	1,237,280
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	2,275,000	2,687,344
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	5,987,000	6,488,411
Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	2,705,000	2,789,531
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	2,298,000	2,114,160
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	1,807,000	1,928,973
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	1,131,000	1,083,272
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	3,006,000	2,990,970
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	4,069,000	3,865,550
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	1,795,000	1,768,075
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	750,000	764,063
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	2,415,000	2,463,300
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	3,162,000	3,304,290
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	2,990,000	3,004,950
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	1,930,000	1,360,650
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	2,499,000	2,405,288
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	5,030,000	5,191,916
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	1,355,000	1,370,244
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	3,115,000	3,150,044
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	4,199,000	4,513,925
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	1,245,000	1,260,563
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	7,120,000	7,022,100
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	4,446,000	3,290,040
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	1,935,000	1,272,263

High Yield Fund 39

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Oil and gas cont.
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	$1,068,000	$1,068,000
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	1,965,000	2,016,581
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	3,675,000	3,840,375
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	5,535,000	5,590,350
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	1,402,000	1,261,800
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	985,000	902,506
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	1,060,000	1,038,800
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	3,137,000	3,360,511
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,333,000	1,439,640
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	2,481,000	2,642,265
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	3,426,000	2,963,490
Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6.50%, 11/1/21	1,366,000	1,386,490
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	715,000	725,725
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	2,637,000	2,686,444
Precision Drilling Corp. company guaranty sr. unsec. notes 7.75%,
12/15/23 (Canada)	2,950,000	3,068,000
Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	115,000	107,813
QEP Resources, Inc. sr. unsec. notes 5.625%, 3/1/26	2,545,000	2,582,870
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	2,785,000	2,882,475
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	1,765,000	1,716,463
SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	2,315,000	2,297,638
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	2,205,000	2,205,000
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	3,360,000	3,561,600
Shelf Drilling Holdings, Ltd. 144A company guaranty notes
9.50%, 11/2/20	2,540,000	2,578,100
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	3,126,000	3,149,445
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	2,713,000	2,597,698
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	735,000	743,269
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	410,000	417,175
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	331,000	335,138
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	1,215,000	1,251,450
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	2,015,000	2,065,375

40 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Oil and gas cont.
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.125%, 2/1/25	$1,010,000	$1,032,725
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	6,040,000	5,994,700
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	1,300,000	1,703,000
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	1,406,000	1,715,320
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	1,039,000	1,172,771
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	2,885,000	3,130,225
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	2,085,000	2,147,550
		161,718,070
Retail (1.6%)
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	3,665,000	3,738,300
Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	2,926,000	936,320
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	3,110,000	3,016,700
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	3,226,000	2,048,510
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 9.50%, 10/15/21 ‡‡	2,314,975	1,250,087
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	4,165,000	2,374,050
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	4,260,000	4,390,463
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	1,955,000	1,989,213
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	2,570,000	2,608,550
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	1,255,000	916,150
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	2,474,000	2,449,260
		25,717,603
Technology (5.4%)
Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	8,845,000	6,788,538
Avaya, Inc. 144A escrow notes zero %, 5/15/25	2,597,000	2,597,000
CDK Global, Inc. 144A sr. unsec. bonds 4.875%, 6/1/27	1,425,000	1,467,750
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	9,413,000	10,232,344
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	3,360,000	3,624,009
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	745,000	774,803
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	3,787,000	4,014,220
First Data Corp. 144A notes 5.75%, 1/15/24	5,386,000	5,587,975
First Data Corp. 144A sr. notes 5.375%, 8/15/23	1,935,000	2,007,563
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	7,999,000	8,578,928

High Yield Fund 41

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Technology cont.
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	$6,922,000	$7,095,050
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	4,885,000	5,031,550
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	4,975,000	5,086,938
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24	1,933,000	2,015,153
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	4,565,000	4,753,306
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	7,920,000	8,910,000
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	4,108,000	4,133,675
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	3,670,000	3,766,338
		86,465,140
Textiles (0.1%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	2,165,000	2,205,594
		2,205,594
Tire and rubber (0.3%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	5,366,000	5,486,735
		5,486,735
Transportation (0.3%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	4,778,000	4,945,230
		4,945,230
Utilities and power (3.4%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	5,201,000	5,487,055
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	1,610,000	1,646,225
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	1,320,000	1,362,900
AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	3,607,000	4,066,893
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	5,017,000	4,828,863
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,824,000	1,844,520
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	920,000	948,750
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	4,677,000	5,141,576
Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	3,360,000	3,591,000
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	4,221,000	4,595,614
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	1,630,000	1,809,300
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	2,097,000	2,249,033
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	1,343,000	1,400,078
GenOn Americas Generation, LLC sr. unsec. notes 9.125%, 5/1/31
(In default) †	2,025,000	1,898,438
GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21
(In default) †	1,430,000	1,344,200

42 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.7%)* cont.	amount	Value
Utilities and power cont.
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	$1,120,000	$795,200
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	2,540,000	2,794,000
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	4,160,000	4,482,400
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	1,125,000	1,125,000
Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	3,156,000	3,270,405
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	1,345,000	6,725
		54,688,175
Total corporate bonds and notes (cost $1,388,527,939)		$1,407,919,233

	Principal
SENIOR LOANS (5.0%)*c	amount	Value
Basic materials (0.3%)
Forterra Finance, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.35%, 10/25/23	$1,874,567	$1,690,625
New Arclin US Holding Corp. bank term loan FRN BBA LIBOR USD
3 Month + 8.75%, 10.083%, 2/14/25	680,000	685,950
Solenis International LP bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 8.229%, 7/31/22	2,815,000	2,739,932
		5,116,507
Capital goods (0.2%)
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 9.00%, 10.25%, 2/4/25	845,000	838,663
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 4.50%, 5.75%, 8/10/24	1,430,000	1,439,831
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.35%, 11/30/23	1,244,817	1,250,263
		3,528,757
Communication services (0.2%)
Asurion, LLC bank term loan FRN BBA LIBOR USD 3 Month + 6.00%,
7.30%, 8/4/25	2,855,000	2,927,266
		2,927,266
Consumer cyclicals (1.6%)
Academy, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.314%, 7/2/22	2,530,482	2,043,364
CPG International, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 5.083%, 5/5/24	1,405,098	1,413,002
Getty Images, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.833%, 10/18/19	2,839,269	2,470,164
iHeartCommunications, Inc. bank term loan FRN Ser. D, BBA LIBOR
USD 3 Month + 6.75%, 8.083%, 1/30/19	4,080,000	3,070,200
J. Crew Group, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.22%, 4.49%, 3/5/21	3,780,163	2,160,994
Navistar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.50%, 4.75%, 11/6/24	7,155,000	7,163,944
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.492%, 10/25/20	201,338	163,448

High Yield Fund 43

	Principal
SENIOR LOANS (5.0%)*c cont.	amount	Value
Consumer cyclicals cont.
PetSmart, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.34%, 3/10/22	$1,218,750	$1,042,539
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 8.50%, 9.85%, 3/19/21	2,088,490	2,025,836
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 4.50%, 5.85%, 3/19/20	2,223,220	2,149,113
VGD Merger Sub, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 7.50%, 8.828%, 8/18/24	1,655,000	1,677,343
		25,379,947
Consumer staples (0.7%)
Brand Industrial Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 4.25%, 5.615%, 6/21/24	5,471,288	5,491,044
Del Monte Foods, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 7.25%, 8.69%, 8/18/21	2,430,000	1,142,100
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.85%, 9/7/23	5,575,900	4,154,046
		10,787,190
Energy (1.0%)
California Resources Corp. bank term loan FRN BBA LIBOR USD
3 Month + 4.75%, 6.016%, 11/17/22	3,200,000	3,180,998
Chesapeake Energy Corp. bank term loan FRN BBA LIBOR USD
3 Month + 7.50%, 8.954%, 8/23/21	5,240,000	5,567,500
FTS International, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.75%, 6.10%, 4/16/21	4,590,000	4,469,513
MEG Energy Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.833%, 12/31/23	915,400	915,257
Traverse Midstream Partners, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.33%, 9/27/24	1,815,000	1,831,789
		15,965,057
Financials (0.2%)
Capital Automotive LP bank term loan FRN BBA LIBOR USD
3 Month + 6.00%, 7.35%, 3/24/25	1,212,100	1,230,282
VICI Properties 1, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.75%, 10/15/22	1,837,487	1,836,721
		3,067,003
Health care (0.1%)
Air Methods Corp. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.833%, 4/21/24	1,765,274	1,761,303
		1,761,303
Technology (0.7%)
Avaya, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.75%, 5.75%, 11/9/24	5,375,000	5,297,734
Avaya, Inc. bank term loan FRN Ser. B7, BBA LIBOR USD 3 Month
+ 5.25%, 6.621%, 5/29/20 (In default) †	3,975,223	3,039,805
CCC Information Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 8.10%, 3/30/25	1,387,000	1,421,675
Kronos, Inc./MA bank term loan FRN BBA LIBOR USD 3 Month
+ 8.25%, 9.627%, 11/1/24	2,297,000	2,369,498
		12,128,712
Total senior loans (cost $86,117,891)		$80,661,742

44 High Yield Fund

COMMON STOCKS (1.6%)*	Shares	Value
ACC Claims Holdings, LLC Class A (Units) F	4,192,615	$25,156
Ally Financial, Inc.	170,920	4,590,911
Berry Plastics Group, Inc. †	44,725	2,673,213
Caesars Entertainment Corp. †	37,353	494,927
Charter Communications, Inc. Class A †	7,515	2,451,468
CHC Group, LLC (acquired 3/23/17, cost $156,339) (Cayman Islands) † ∆∆	10,782	75,474
CIT Group, Inc.	53,168	2,649,893
Eldorado Resorts, Inc. †	65,250	1,996,650
Gaming and Leisure Properties, Inc. R	67,619	2,455,922
Halcon Resources Corp. †	131,989	935,802
Keane Group, Inc. †	173,386	2,593,855
Live Nation Entertainment, Inc. †	17,645	800,730
Milagro Oil & Gas, Inc. (Units) F	918	74,358
Nine Point Energy	33,520	461,235
SandRidge Energy, Inc. †	48,331	899,440
Seven Generations Energy, Ltd. Class A (Canada) †	92,240	1,261,182
T-Mobile US, Inc. †	19,500	1,190,865
Tervita Corp. Class A (Canada)	2,845	21,500
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	104,590	62,754
Tribune Media Co. Class 1C F	297,958	74,489
Vantage Drilling International (Units) †	1,472	287,040
Total common stocks (cost $25,485,017)		$26,076,864

CONVERTIBLE PREFERRED STOCKS (0.9%)*	Shares	Value
Allergan PLC Ser. A, 5.50% cv. pfd.	2,467	$1,531,082
American Tower Corp. $5.50 cv. pfd. R	24,430	3,085,814
Belden, Inc. $6.75 cv. pfd.	12,985	1,471,850
Crown Castle International Corp. Ser. A, 6.875% cv. pfd.	3,041	3,459,138
EPR Properties Ser. C, $1.438 cv. pfd. R	58,913	1,637,599
iStar, Inc. Ser. J, $2.25 cv. pfd. R	31,913	1,560,227
Nine Point Energy 6.75% cv. pfd.	552	571,381
T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	17,275	1,698,996
Total convertible preferred stocks (cost $13,946,460)		$15,016,087

	Principal
CONVERTIBLE BONDS AND NOTES (0.7%)*	amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $566,310) (Cayman Islands) ∆∆	$809,256	$1,068,218
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	3,073,000	3,424,474
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	1,016,000	3,604,260
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	2,365,000	2,923,731
Total convertible bonds and notes (cost $7,105,481)		$11,020,683

	Expiration	Strike
WARRANTS (0.0%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	35,854	$20,433
Total warrants (cost $—)				$20,433

High Yield Fund 45

	Principal amount/
SHORT-TERM INVESTMENTS (2.1%)*		shares	Value
Putnam Short Term Investment Fund 1.23% L	Shares	33,017,574	$33,017,574
U.S. Treasury Bills 1.033%, 12/14/17 §		$247,000	246,917
U.S. Treasury Bills 1.064%, 2/1/18 ∆ §		164,000	163,680
U.S. Treasury Bills 1.073%, 1/18/18		124,000	123,815
U.S. Treasury Bills 1.039%, 1/11/18		3,000	2,996
U.S. Treasury Bills 1.022%, 12/7/17		2,000	2,000
Total short-term investments (cost $33,557,011)			$33,556,982

TOTAL INVESTMENTS
Total investments (cost $1,554,739,799)			$1,574,272,024

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2016 through November 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,606,288,479.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,143,692, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $30,935 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $252,868 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).

46 High Yield Fund

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $5,116,618 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/17 (aggregate face value $10,329,416)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	12/20/17	$3,514,756	$3,521,589	$6,833
Barclays Bank PLC
	Canadian Dollar	Sell	1/17/18	484,954	500,781	15,827
Citibank, N.A.
	Canadian Dollar	Sell	1/17/18	962,849	994,399	31,550
Goldman Sachs International
	British Pound	Sell	12/20/17	2,995,789	2,884,475	(111,314)
JPMorgan Chase Bank N.A.
	British Pound	Sell	12/20/17	462,535	445,417	(17,118)
State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/17/18	1,919,958	1,982,755	62,797
Unrealized appreciation						117,007
Unrealized depreciation						(128,432)
Total						$(11,425)

* The exchange currency for all contracts listed is the United States Dollar.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 11/30/17
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	$593,257	$7,963,000	$629,005	12/20/22	(500 bp)—	$(105,425)
Index					Quarterly
Total	$593,257					$(105,425)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

High Yield Fund 47

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Capital goods	$5,267,068	$—	$—
Communication services	3,642,333	—	25,156
Consumer cyclicals	3,292,307	—	74,489
Energy	3,383,464	21,500	535,593
Financials	9,696,726	—	—
Transportation	—	75,474	—
Utilities and power	—	62,754	—
Total common stocks	25,281,898	159,728	635,238

Convertible bonds and notes	—	11,020,683	—
Convertible preferred stocks	—	15,016,087	—
Corporate bonds and notes	—	1,407,918,591	642
Senior loans	—	80,661,742	—
Warrants	20,433	—	—
Short-term investments	33,017,574	539,408	—
Totals by level	$58,319,905	$1,515,316,239	$635,880

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(11,425)	$—
Credit default contracts	—	(698,682)	—
Totals by level	$—	$(710,107)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

48 High Yield Fund

Statement of assets and liabilities 11/30/17

ASSETS
Investment in securities, at value (Notes 1 and 7):
Unaffiliated issuers (identified cost $1,521,722,225)	$1,541,254,450
Affiliated issuers (identified cost $33,017,574) (Notes 1 and 5)	33,017,574
Cash	183,925
Dividends, interest and other receivables	24,273,609
Receivable for shares of the fund sold	35,504,497
Receivable for investments sold	5,895,295
Unrealized appreciation on forward currency contracts (Note 1)	117,007
Prepaid assets	45,850
Total assets	1,640,292,207

LIABILITIES
Payable for investments purchased	29,194,432
Payable for shares of the fund repurchased	1,626,936
Payable for compensation of Manager (Note 2)	742,812
Payable for custodian fees (Note 2)	15,294
Payable for investor servicing fees (Note 2)	428,841
Payable for Trustee compensation and expenses (Note 2)	974,965
Payable for administrative services (Note 2)	6,735
Payable for distribution fees (Note 2)	576,200
Payable for variation margin on centrally cleared swap contracts (Note 1)	9,540
Unrealized depreciation on forward currency contracts (Note 1)	128,432
Other accrued expenses	299,541
Total liabilities	34,003,728
Net assets	$1,606,288,479

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,663,893,178
Undistributed net investment income (Note 1)	4,490,543
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(81,510,827)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	19,415,585
Total — Representing net assets applicable to capital shares outstanding	$1,606,288,479

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,054,712,067 divided by 177,977,982 shares)	$5.93
Offering price per class A share (100/96.00 of $5.93)*	$6.18
Net asset value and offering price per class B share ($21,867,700 divided by 3,789,613 shares)**	$5.77
Net asset value and offering price per class C share ($56,273,938 divided by 9,796,238 shares)**	$5.74
Net asset value and redemption price per class M share ($89,239,327 divided by 15,111,781 shares)	$5.91
Offering price per class M share (100/96.75 of $5.91)†	$6.11
Net asset value, offering price and redemption price per class R share
($28,817,066 divided by 4,881,688 shares)	$5.90
Net asset value, offering price and redemption price per class Y share
($355,378,381 divided by 57,100,546 shares)	$6.22

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 49

Statement of operations Year ended 11/30/17

INVESTMENT INCOME
Interest (including interest income of $399,468 from investments in affiliated issuers) (Note 5)	$72,995,491
Dividends	727,240
Total investment income	73,722,731

EXPENSES
Compensation of Manager (Note 2)	6,691,718
Investor servicing fees (Note 2)	1,870,001
Custodian fees (Note 2)	29,917
Trustee compensation and expenses (Note 2)	51,588
Distribution fees (Note 2)	3,145,824
Administrative services (Note 2)	32,941
Other	765,964
Total expenses	12,587,953

Expense reduction (Note 2)	(6,588)
Net expenses	12,581,365

Net investment income	61,141,366

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	11,952,188
Net realized loss on forward currency contracts (Note 1)	(230,846)
Net realized loss on foreign currency transactions (Note 1)	(13,225)
Net realized loss on swap contracts (Note 1)	(703,107)
Net unrealized appreciation of securities in unaffiliated issuers during the year	7,231,392
Net unrealized depreciation of forward currency contracts during the year	(76,913)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,338
Net unrealized appreciation of swap contracts during the year	63,112
Net gain on investments	18,223,939

Net increase in net assets resulting from operations	$79,365,305

The accompanying notes are an integral part of these financial statements.

50 High Yield Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/17	Year ended 11/30/16
Operations
Net investment income	$61,141,366	$29,443,958
Net realized gain (loss) on investments
and foreign currency transactions	11,005,010	(22,178,744)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	7,218,929	44,588,349
Net increase in net assets resulting from operations	79,365,305	51,853,563
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(39,083,910)	(17,910,395)
Class B	(917,264)	(742,459)
Class C	(2,226,708)	(998,914)
Class M	(4,283,874)	(4,334,287)
Class R	(1,381,623)	(1,347,122)
Class Y	(12,773,749)	(5,573,520)
Increase (decrease) from capital share transactions (Note 4)	1,042,806,238	(35,153,631)
Total increase (decrease) in net assets	1,061,504,415	(14,206,765)

NET ASSETS
Beginning of year	544,784,064	558,990,829
End of year (including undistributed net investment
income of $4,490,543 and distributions in excess of net
investment income of $4,739,490, respectively)	$1,606,288,479	$544,784,064

The accompanying notes are an integral part of these financial statements.

High Yield Fund 51

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	distributions	fees	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class A
November 30, 2017	$5.78	.30	.16	.46	(.31)	(.31)	—	$5.93	8.11	$1,054,712	1.04[e]	5.12	47
November 30, 2016	5.56	.31	.23	.54	(.32)	(.32)	—	5.78	10.18	309,295	1.07[f]	5.48[f]	42
November 30, 2015	6.11	.33	(.56)	(.23)	(.32)	(.32)	—	5.56	(3.89)	319,716	1.04	5.48	29
November 30, 2014	6.20	.33	(.10)	.23	(.32)	(.32)	—	6.11	3.79	529,990	1.03	5.34	43
November 30, 2013	6.12	.36	.11	.47	(.39)	(.39)	—[d]	6.20	7.84	565,904	1.04	5.85	49
Class B
November 30, 2017	$5.63	.25	.15	.40	(.26)	(.26)	—	$5.77	7.30	$21,868	1.79[e]	4.41	47
November 30, 2016	5.43	.26	.22	.48	(.28)	(.28)	—	5.63	9.24	14,950	1.82[f]	4.72[f]	42
November 30, 2015	5.98	.28	(.55)	(.27)	(.28)	(.28)	—	5.43	(4.67)	14,147	1.79	4.75	29
November 30, 2014	6.06	.28	(.08)	.20	(.28)	(.28)	—	5.98	3.23	16,893	1.78	4.59	43
November 30, 2013	5.99	.31	.10	.41	(.34)	(.34)	—[d]	6.06	6.98	17,154	1.79	5.07	49
Class C
November 30, 2017	$5.61	.25	.15	.40	(.27)	(.27)	—	$5.74	7.18	$56,274	1.79[e]	4.37	47
November 30, 2016	5.41	.25	.24	.49	(.29)	(.29)	—	5.61	9.32	21,879	1.82[f]	4.67[f]	42
November 30, 2015	5.96	.28	(.55)	(.27)	(.28)	(.28)	—	5.41	(4.70)	17,292	1.79	4.75	29
November 30, 2014	6.04	.28	(.08)	.20	(.28)	(.28)	—	5.96	3.24	25,229	1.78	4.59	43
November 30, 2013	5.97	.31	.10	.41	(.34)	(.34)	—[d]	6.04	7.01	28,949	1.79	5.08	49
Class M
November 30, 2017	$5.76	.29	.16	.45	(.30)	(.30)	—	$5.91	7.90	$89,239	1.29[e]	4.94	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	—	5.76	9.98	77,471	1.32[f]	5.23[f]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	5.54	(4.26)	81,256	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	6.10	3.59	112,526	1.28	5.10	43
November 30, 2013	6.11	.34	.12	.46	(.38)	(.38)	—[d]	6.19	7.64	134,948	1.29	5.58	49
Class R
November 30, 2017	$5.76	.29	.15	.44	(.30)	(.30)	—	$5.90	7.74	$28,817	1.29[e]	4.93	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	—	5.76	9.98	24,378	1.32[f]	5.23[f]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	5.54	(4.26)	24,431	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	6.10	3.59	28,807	1.28	5.08	43
November 30, 2013	6.11	.35	.11	.46	(.38)	(.38)	—[d]	6.19	7.64	24,687	1.29	5.59	49
Class Y
November 30, 2017	$6.05	.33	.16	.49	(.32)	(.32)	—	$6.22	8.28	$355,378	.79[e]	5.37	47
November 30, 2016	5.80	.33	.26	.59	(.34)	(.34)	—	6.05	10.50	96,811	.82[f]	5.71[f]	42
November 30, 2015	6.37	.35	(.58)	(.23)	(.34)	(.34)	—	5.80	(3.86)	102,149.79		5.74	29
November 30, 2014	6.44	.36	(.09)	.27	(.34)	(.34)	—	6.37	4.16	192,542.78		5.61	43
November 30, 2013	6.34	.38	.12	.50	(.40)	(.40)	—[d]	6.44	8.10	232,251.79		6.00	49

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Includes one-time merger costs of 0.01% as a percentage of average net assets.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

52 High Yield Fund	High Yield Fund 53

Notes to financial statements 11/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2016 through November 30, 2017.

As of May 8, 2017, Putnam High Yield Advantage Fund was renamed Putnam High Yield Fund. Putnam High Yield Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below-investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

54 High Yield Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

High Yield Fund 55

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names, and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the

56 High Yield Fund

occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $128,432 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $30,935 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

High Yield Fund 57

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2017, the fund had a capital loss carryover of $81,204,073 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the May 5, 2017 merger, the fund acquired $198,538,153 in capital loss carryovers from Putnam High Yield Trust, which are subject to limitations imposed by the Code. The amounts of the combined carryovers are as follows:

	Loss carryover
Short-term	Long-term	Total
N/A	$81,204,073	$81,204,073

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover, and from activity related to the merger as disclosed in Note 9. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,264,752 to increase undistributed net investment income, $292,588,377 to decrease paid-in capital and $289,323,625 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$63,849,533
Unrealized depreciation	(44,624,063)
Net unrealized appreciation	19,225,470
Undistributed ordinary income	5,285,531
Capital loss carryforward	(81,204,073)
Cost for federal income tax purposes	$1,554,336,447

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

58 High Yield Fund

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.560% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,186,528	Class R	43,778
Class B	31,901	Class Y	395,151
Class C	76,317	Total	$1,870,001
Class M	136,326

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6,588 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,215, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

High Yield Fund 59

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,896,344
Class B	1.00%	1.00%	200,781
Class C	1.00%	1.00%	484,417
Class M	1.00%	0.50%	426,841
Class R	1.00%	0.50%	137,441
Total			$3,145,824

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $48,811 and $530 from the sale of class A and class M shares, respectively, and received $26,372 and $1,040 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $727 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$516,103,207	$540,704,674
U.S. government securities (Long-term)	—	—
Total	$516,103,207	$540,704,674

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

60 High Yield Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class A	Shares	Amount	Shares	Amount
Shares sold	18,406,304	$109,760,797	10,715,474	$60,127,983
Shares issued in connection with
reinvestment of distributions	5,847,876	34,523,126	2,833,440	15,744,206
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	133,323,321	787,026,662	—	—
	157,577,501	931,310,585	13,548,914	75,872,189
Shares repurchased	(33,109,389)	(195,807,929)	(17,580,575)	(98,499,694)
Net increase (decrease)	124,468,112	$735,502,656	(4,031,661)	$(22,627,505)

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class B	Shares	Amount	Shares	Amount
Shares sold	225,530	$1,198,597	450,556	$2,465,512
Shares issued in connection with
reinvestment of distributions	134,947	775,033	110,883	601,655
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	1,960,101	11,273,194	—	—
	2,320,578	13,246,824	561,439	3,067,167
Shares repurchased	(1,184,199)	(6,820,657)	(515,942)	(2,810,164)
Net increase	1,136,379	$6,426,167	45,497	$257,003

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class C	Shares	Amount	Shares	Amount
Shares sold	1,818,421	$10,376,106	1,851,962	$10,046,901
Shares issued in connection with
reinvestment of distributions	345,214	1,976,454	149,283	810,864
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	8,045,926	46,077,644	—	—
	10,209,561	58,430,204	2,001,245	10,857,765
Shares repurchased	(4,311,929)	(24,745,660)	(1,301,160)	(7,002,452)
Net increase	5,897,632	$33,684,544	700,085	$3,855,313

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class M	Shares	Amount	Shares	Amount
Shares sold	958,043	$4,860,516	100,425	$551,836
Shares issued in connection with
reinvestment of distributions	109,044	641,790	34,782	193,107
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	2,206,868	12,983,534	—	—
	3,273,955	18,485,840	135,207	744,943
Shares repurchased	(1,606,036)	(9,452,218)	(1,352,642)	(7,463,003)
Net increase (decrease)	1,667,919	$9,033,622	(1,217,435)	$(6,718,060)

High Yield Fund 61

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class R	Shares	Amount	Shares	Amount
Shares sold	1,258,865	$7,197,867	1,408,494	$7,843,910
Shares issued in connection with
reinvestment of distributions	233,884	1,373,364	243,093	1,347,009
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	1,390,270	8,177,632	—	—
	2,883,019	16,748,863	1,651,587	9,190,919
Shares repurchased	(2,232,509)	(13,135,009)	(1,829,280)	(10,155,129)
Net increase (decrease)	650,510	$3,613,854	(177,693)	$(964,210)

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	24,426,499	$151,506,630	4,845,891	$28,680,254
Shares issued in connection with
reinvestment of distributions	1,929,461	11,948,294	926,053	5,385,281
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	38,637,155	239,140,618	—	—
	64,993,115	402,595,542	5,771,944	34,065,535
Shares repurchased	(23,885,104)	(148,050,147)	(7,384,995)	(43,021,707)
Net increase (decrease)	41,108,011	$254,545,395	(1,613,051)	$(8,956,172)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/16	cost	proceeds	income	of 11/31/17
Short-term investments
Putnam Short Term
Investment Fund*	$23,309,787	$351,264,912	$341,557,125	$399,468	$33,017,574
Total Short-term
investments	$23,309,787	$351,264,912	$341,557,125	$399,468	$33,017,574

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

62 High Yield Fund

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearingbroker)	Citibank, N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
Centrally cleared
credit default	$—	$—	$—	$—	$—	$—	$—	$—
contracts§
Forward currency	6,833	15,827	—	31,550	—	—	62,797	117,007
contracts #
Total Assets	$6,833	$15,827	$—	$31,550	$—	$—	$62,797	$117,007
Liabilities:
Centrally cleared
credit default	—	—	9,540	—	—	—	—	9,540
contracts§
Forward currency	—	—	—	—	111,314	17,118	—	128,432
contracts #
Total Liabilities	$—	$—	$9,540	$—	$111,314	$17,118	$—	$137,972
Total Financial
and Derivative Net	$6,833	$15,827	$(9,540)	$31,550	$(111,314)	$(17,118)	$62,797	$(20,965)
Assets
Total collateral
received	$—	$—	$—	$—	$(30,935)	$—	$—
(pledged)†##
Net amount	$6,833	$15,827	$(9,540)	$31,550	$(80,379)	$(17,118)	$62,797
Controlled collateral
received (including	$—	$—	$—	$—	$—	$—	$—	$—
TBA commitments)**
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA	$—	$—	$—	$—	$(30,935)	$—	$—	$(30,935)
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $252,868.

High Yield Fund 63

Note 8: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 9: Acquisition of Putnam High Yield Trust

On May 8, 2017, the fund issued 133,323,321; 1,960,101; 8,045,926; 2,206,868; 1,390,270 and 38,637,155 class A, class B, class C, class M, class R, and class Y shares, respectively, for 102,575,817; 1,471,128; 6,066,094; 1,682,679; 1,092,362; and 31,949,627 class A, class B, class C, class M, class R and class Y shares of Putnam High Yield Trust to acquire that fund’s net assets in a tax-free exchange approved by the fund’s Board of Trustees. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam High Yield Trust, with a fair value of $1,068,704,680 and an identified cost of $1,050,423,181 at May 5, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam High Yield Trust on May 5, 2017, were $584,134,939 and $1,104,679,284, respectively. On May 5, 2017, Putnam High Yield Trust had distributions in excess of net investment income of $3,987,937, accumulated net realized loss of $291,058,489 and unrealized appreciation of $18,282,179. The aggregate net assets of the fund immediately following the acquisition were $1,688,814,223.

Assuming the acquisition had been completed on December 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment Income	$86,606,483
Net gain on investments	$45,852,363
Net Increase in net assets resulting from operations	$132,458,846

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam High Yield Trust that have been included in the fund’s Statement of operations for the current fiscal period.

Note 10: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$7,300,000
Centrally cleared credit default contracts (notional)	$7,900,000
Warrants (number of warrants)	25,000

64 High Yield Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$—	Unrealized depreciation	$698,682*
Foreign exchange
contracts	Investments, Receivables	117,007	Payables	128,432
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	20,433	Unrealized depreciation	—
Total		$137,440		$827,114

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total
Credit contracts	$—	$(703,107)	$(703,107)
Foreign exchange contracts	(230,846)	—	(230,846)
Total	$(230,846)	$(703,107)	$(933,953)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$63,112	$63,112
Foreign exchange
contracts	—	(76,913)	—	(76,913)
Equity contracts	20,433	—	—	20,433
Total	$20,433	$(76,913)	$63,112	$6,632

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $46,066,947 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for non-resident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

High Yield Fund 65

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

66 High Yield Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

High Yield Fund 67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

68 High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN032 309155 1/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2017	$102,644	$15,000**	$5,038	$ —
November 30, 2016	$91,441	$ —	$4,900	$ —

**	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended November 30, 2017 and November 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,038 and $4,900 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2017	$ —	$ —	$ —	$ —

November 30, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 25, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 25, 2018